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                            MONEY MARKET PORTFOLIO

        SUPPLEMENT DATED MARCH 14, 2006 TO PROSPECTUS DATED MAY 2, 2005

   The following replaces in its entirety the information appearing under the heading "Management--Portfolio Manager" in the Prospectus.

THE SUBADVISER

   The fund's investments are selected by a subadviser which is supervised by TAMIC. Effective February 1, 2006, the fund's investment is managed by a team of portfolio managers, sector specialists and other investment professionals who work for both Salomon Brothers Asset Management Inc ("SBAM"), and Western Asset Management Company ("Western Asset"). SBAM and Western Asset are each wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, SBAM had approximately $79 billion in assets under management.

   Western Asset was formed in January 1982, and had approximately $187 billion in assets under management as of December 31, 2005. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101.

PORTFOLIO MANAGER

   The table below sets forth the name and business experience of the fund's portfolio manager.

 Fund                      Portfolio Manager         Business Experience
 ----                      -----------------         -------------------
 Money Market Portfolio... Kevin Kennedy             Senior Portfolio Manager
                           (Since February 1, 2006)
                           SBAM
                           399 Park Avenue
                           New York, New York 10043

   Mr. Kevin Kennedy is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Kennedy joined Western Asset in 1993. Mr. Kennedy is Managing Director and Senior Portfolio Manager for the U.S. Liquidity/Government Group.

   Under an exemptive order from the Securities and Exchange Commission, the Manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement. TAMIC is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees relating to hiring and replacing subadvisers.

Date March 14, 2006